UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 29, 2003
                                                          --------------

                             Commerce Bancorp, Inc.
                             ----------------------
             (Exact name of registrant as specified in its charter)


       New Jersey                      0-12874                22-2433468
   ------------------             -----------------           ----------
(State or other jurisdiction    (Commission File Number)    (IRS  Employer
    of incorporation)                                     Identification Number)


Commerce Atrium 1701 Route 70 East Cherry Hill, NJ              08034-5400
---------------------------------------------------            -------------
(Address of principal Executive offices)                        (Zip Code)



Registrant's telephone number, including area code: 856-751-9000
                                                    ------------

(Former name or former address, if changed since last report): Not Applicable

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Item 7.  Exhibits.

          99.1 Press Release, dated April 24, 2003 issued by Commerce Bancorp, Inc.

          99.2 Slide Package prepared for use by Commerce Bancorp, Inc., for Investor Conference held in New York City on April 29, 2003.


Item 9.  Regulation FD Disclosure.

         On April 24, 2003, Commerce Bancorp, Inc. (the "Registrant") announced that it was hosting an Investor Conference at the Waldorf Astoria Hotel in New York City, with a simultaneous webcast. The Press Release titled "Commerce Bancorp to Host April 29 Investor Conference" is included as Exhibit 99.1. The Slide Package prepared for use by the Registrant at this presentation on April 29, 2003, is furnished herewith as Exhibit 99.2 and incorporated by reference in
Item 9. All information in the Slide Package is presented as of April 29, 2003.

         These slides contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein. The forward-looking statements herein include statements about future financial and operating results of the Registrant. Economic, business, competitive and/or regulatory factors affecting Registrant's businesses generally could cause actual results to differ materially from those described herein. For a discussion of the factors that could cause actual results to differ materially, please see Registrant's filings with the Securities and Exchange Commission, particularly those factors discussed in Item 1., "Business-Forward-Looking Statements" and Item 7., "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained in Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2002, filed on March 31, 2003. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. The Registrant does not undertake any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of this presentation nor does it assume any obligation to update said information in the future.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               Commerce Bancorp, Inc.
Date: April 29, 2003

                               By:/s/ DOUGLAS J. PAULS
                                  --------------------
                               Douglas J. Pauls
                               Senior Vice President and Chief Financial Officer


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



                                  EXHIBIT INDEX

      Exhibit No.

       99.1    Press Release, dated April 24, 2003 issued by Commerce Bancorp,
               Inc.

       99.2 Slide Package prepared for use by Commerce Bancorp, Inc., for Investor Conference held in New York City on April 29, 2003.





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